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                                                               Exhibit 23.6

                     REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
SMTC Corporation

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                       /s/ KPMG LLP

Milwaukee, Wisconsin
June 16, 2000